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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 22, 2004
                                                 ----------------

                              ESCALADE, INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

             0-6996                                      13-2739290
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    (Commission File Number)                  (IRS Employer Identification No.)

    251 Wedcor Avenue, Wabash, Indiana 46992                46992
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    (Address of Principal Executive Offices)              (Zip Code)

                                 (260) 569-7208
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                EXPLANATORY NOTE

         This Amendment No. 1 to the Form 8-K filed by Escalade, Incorporated (the "Company") amends the Company's filing on Form 8-K originally filed with the Securities and Exchange Commission on October 22, 2004 (the "Original Filing"). In the Consolidated Condensed Statements of Income included in Exhibit
99.1 and Exhibit 99.2 to the Original Filing, the Company presented "Operating Income" in a manner that excluded the effect of "Goodwill Impairment Loss." The unintentional effect of this presentation resulted in the use of a financial measure that did not conform to generally accepted accounting principles ("GAAP") and that would have been more properly labeled "Adjusted Operating Income." Accordingly, the Company is filing this Amendment No. 1 for the purpose of presenting "Operating Income" in a manner that conforms with GAAP and to reconcile that GAAP financial measure to the non-GAAP financial measure of "Adjusted Operating Income."

         Except as described above and in the second and third paragraphs of
Item 2.02 below, no other changes have been made to the Original Filing. This Amendment No. 1 continues to speak as of the date of the Original Filing, and the Company has not updated the disclosures contained therein to reflect any events that occurred at a date subsequent to the date of the Original Filing. The filing of this Amendment No. 1 is not a representation that any statements contained in the Company's Form 8-K are true and complete as of any date other than the date of the Original Filing.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 22, 2004, Escalade, Incorporated ("Escalade") issued the press release and quarterly message to shareholders attached hereto as Exhibits
99.1 and 99.2, respectively, which documents contain financial information about Escalade's third completed fiscal quarter of 2004. The information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         As included in the Original Filing, Exhibits 99.1 and 99.2 contained statements that, compared to the third fiscal quarter in 2003, the Company's operating income decreased 4% but would have increased by 10% if non-recurring restructuring costs were excluded. However, those statements were based on a comparison of adjusted operating income. If operating income had been presented in accordance with GAAP, then the Company's statement should have been that operating income decreased 20% compared to the third fiscal quarter in 2003. Similarly, the Company's statement should have been that its adjusted operating income, excluding the effects of the restructuring costs and the goodwill impairment loss, increased 12% compared to the third fiscal quarter in 2003.

         The Company does not believe that adjusted operating income is a financial measure that typically provides investors with useful information about the Company that would not be readily apparent from a GAAP presentation of operating income. The Company does not anticipate that it will present adjusted operating income in its financial statements on an ongoing basis in the future. Nonetheless, because such non-GAAP financial measure was presented in connection with the Company's release of its financial results for the third fiscal quarter of 2004, the following table reconciles


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operating income, which the Company believes is the most directly comparable
GAAP financial measure, to adjusted operating income (in thousands):

                                                Three Months Ended         Nine Months Ended        Twelve Months Ended
                                             -----------------------   ------------------------   -----------------------
                                             02 October   04 October    02 October   04 October   02 October   04 October
                                                2004         2003          2004         2003         2004         2003
                                             ----------   ----------    ----------   ----------   ----------   ----------
NET SALES                                     $78,492     $ 73,660      $168,397    $ 152,600    $237,525      $206,490

OPERATING EXPENSES

     Cost of goods sold                        56,738       53,552       118,381      103,371     169,375       143,936
     Selling and administrative                12,223       11,619        35,690       35,941      46,117        42,637
     Restructuring Costs                        1,412          -           1,412          -         1,412           -
     Goodwill impairment loss                   1,312          -           1,312          -         1,312           -

OPERATING INCOME                                6,807        8,489        11,602       13,288      19,309        19,917

PLUS ADJUSTMENTS:

     Restructuring Costs                        1,412          -           1,412          -         1,412           -
     Goodwill impairment loss                   1,312          -           1,312          -         1,312

ADJUSTED OPERATING INCOME                       9,531        8,489        14,326       13,288      22,033        19,917

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

    (c)      Exhibits

      EXHIBIT
       NUMBER    DESCRIPTION

         99.1    Press release dated October 22, 2004*
         99.2 Message to Shareholders dated October 22, 2004 for the quarter ended October 02, 2004*

* Previously filed with the Original Filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf in Wabash, Indiana by the undersigned hereunto duly authorized.

Date:  January 11, 2005              ESCALADE, INCORPORATED

                                     By:  /s/ Terry D. Frandsen
                                         --------------------------------------
                                     Vice President and Chief Financial Officer